                                                                    EXHIBIT 10.3




                      AMENDED AND RESTATED PROMISSORY NOTE


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     Principal         Date        Maturity    Loan       Call    Collateral     Account      Officer     Initials
                                               No.
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
  $14,000,000.00    02-27-1998   09-30-2000
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


Borrowers:                Search Financial Services Holding Company
                          Search Financial Services of Florida, Inc.
                          Search Financial Services of Georgia, Inc.
                          Search Financial Services of Louisiana, Inc.
                          Search Financial Services of Oklahoma, Inc.
                          Search Financial Services of Puerto Rico, Inc.
                          Search Financial Services of Tennessee, Inc.
                          Search Financial Services of Texas, Inc.

Lender:                   Hibernia National Bank
                          (TIN: 72-0210640)
                          313 Carondelet Street
                          Post Office Box 61540
                          New Orleans, Louisiana 70161

Principal Amount: $14,000,000.00                 Date of Note: February 27, 1998




PROMISE TO PAY. Search Financial Services Holding Company, Search Financial Services of Florida, Inc., Search Financial Services of Georgia, Inc., Search Financial Services of Louisiana, Inc., Search Financial Services of Oklahoma, Inc., Search Financial Services of Puerto Rico, Inc., Search Financial Services of Tennessee, Inc., and Search Financial Services of Texas, Inc. (collectively, "Borrowers" and individually "Borrower") promise to pay to the order of HIBERNIA NATIONAL BANK ("Lender"), in lawful money of the United States of America the sum of Fourteen Million and No/100 Dollars ($14,000,000.00) or such other or lesser amounts as may be reflected from time to time on the books and records of Lender as evidencing the aggregate unpaid principal balance of loan advances made to Borrowers on a revolving line of credit basis as provided below, together with simple interest assessed on a variable rate basis at the rate per annum equal to 2.000 percentage points over the Index provided below, as the Index under this Note may be adjusted from time to time, one or more times, with interest being assessed on the unpaid principal balance of this Note as outstanding from time to time, commencing on February 27, 1998, and continuing until this Note is paid in full.

LINE OF CREDIT. This Note evidences a revolving line of credit "master note." Advances under this Note may be requested orally by Borrowers or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrowers at Lender's address shown above written notice of revocation of their authority: GEORGE C. EVANS, ROBERT D. IDZI, ELLIS A. REGENBOGEN, and CAROLYN J. MALONE. Requests for advances will be made in accordance with the provisions contained in the Loan Agreement among Borrowers, Search Funding II, Inc., and Lender dated October 6, 1997, as amended by a certain First Amendment to Loan Agreement and Related Documents of even date herewith and as it may hereafter be amended or modified from time to time (the "Loan Agreement"). Borrowers agree to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any deposit account maintained by any Borrower with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (i) any Borrower or any guarantor is in default under the terms of this Note or any agreement that any Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note, (ii) any Borrower or any guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt, (iii) there occurs a material adverse change in the financial condition of any Borrower or any guarantor, or in the total value of the collateral securing repayment of this Note, or (iv) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guaranty of this Note or any other loan with Lender.

PAYMENT. Borrowers will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 30, 2000. In addition, Borrowers will pay regular monthly payments of accrued unpaid interest beginning March 1, 1998, and all subsequent interest payments are due on the first day of each month after that until this Note is paid in full. Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrowers will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an independent Index which is THE CHASE MANHATTAN BANK PRIME COMMERCIAL LENDING RATE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrowers. Lender will tell Borrowers the current Index rate upon Borrowers' request. Borrowers understand that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. The Index currently is 8.500% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 2.000 percentage points over the Index, resulting in an initial rate of 10.500% per annum.





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
OTHER FEES AND CHARGES. In addition to the principal, interest and other fees and charges provided for in this Note, Borrowers agree to also pay all other amounts, fees and charges provided for in the Loan Agreement, including, without limitation, all overlines, overadvances, interest on overlines and overadvances, unused facility fees, facility charges and expenses, and commitment cancellation charges provided for in the Loan Agreement.

PREPAYMENT. Borrowers may prepay this Note in full at any time by paying the then unpaid principal balance of this Note, plus accrued simple interest and any unpaid late charges through date of prepayment. Prepayment of the amounts due under this Note shall not constitute termination of any agreement between Borrowers and Lender, including, without limitation, the Loan Agreement. Specifically, Borrowers acknowledge and agree that Lender may be entitled to a commitment cancellation charge provided for in the Loan Agreement. If Borrowers prepay this Note in full, or if Lender accelerates payment, Borrowers understand that, unless otherwise required by law, any prepaid fees or charges will not be subject to rebate and will be earned by Lender at the time this
Note is signed.

DEFAULT. The following actions and/or inactions shall constitute default events under this Note:

                 Default Under This Note. Should Borrowers default in the payment of any amounts due and payable under this Note.

                 Default Under Loan Agreement. Should any Event of Default occur under the Loan Agreement (as the term "Event of Default" is defined in the Loan Agreement).

LENDER'S RIGHT UPON DEFAULT. Should any one or more default events occur or exist under this Note as provided above, Lender shall have the right, at its sole option, to declare formally this Note to be in default and to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued interest, together with reasonable attorneys' fees, costs, expenses and other fees and charges as provided herein. Lender shall have the further right, again at its sole option, to declare formal default and to accelerate the maturity and to insist upon immediate payment in full of each and every other loan, extension of credit, debt, liability and/or obligation of every nature and kind that any Borrower may then owe to Lender, whether direct or indirect or by way of assignment, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, secured or unsecured, whether any Borrower is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or otherwise, all without further notice or demand, unless Lender shall otherwise elect.

ATTORNEYS' FEES. If Lender refers this Note to an attorney for collection, or files suit against Borrowers to collect this Note, or if any Borrower files for bankruptcy or other relief from creditors, Borrowers agree to pay Lender's reasonable attorneys' fees.

DEPOSIT ACCOUNTS. As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that any

Borrower may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever, each Borrower hereby grants Lender a continuing security interest in any and all funds that each Borrower may now and in the future have on deposit with Lender or in certificates of deposit on other deposit accounts as to which each Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrowers further agree that Lender may, at any time after a default event occurs, apply any funds that any Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which any Borrower is an account holder (with the exception of IRA, pension and other tax-deferred deposits) against the unpaid balance of this Note and any and all other present and future indebtedness and obligation that any Borrower may then owe to Lender, in principal, interest fees, costs, expenses, and attorneys' fees.

GOVERNING LAW. Borrowers agree that this Note and the loan evidenced hereby shall be governed under the laws of the State of Louisiana. Specifically, this business or commercial Note is subject to La.-R.S. 9:3509, et seq.

INTEREST AFTER DEFAULT. If Lender declares this Note to be in default, Lender has the right prospectively to adjust and fix the simple interest rate under this Note, until this Note is paid in full, to 3.000 percentage points in excess of the interest rate under this Note at the time of default.

MAXIMUM INTEREST RATE. Anything to the contrary contained herein notwithstanding, no provision of this Note shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable law (the "Maximum Rate"). If interest in excess of the Maximum Rate is provided for in this Note or otherwise in connection with the loan transaction represented by this Note, or is adjudicated to be so provided, the provisions of this paragraph shall govern and prevail, and no Borrower or any guarantor shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of Advances made under this Agreement. In the event Lender ever receives, collects or applies, as interest due and payable under this Note, any sum in excess of the Maximum Rate, the amount of the excess shall be applied as a payment and reduction of the principal of the Indebtedness represented by this Note; and if the principal of the Indebtedness represented by this Note has been fully paid, any remaining excess shall forthwith be paid to Borrowers. In determining whether or not interest paid or payable exceeds the Maximum Rate, Borrowers and Lender shall, to the extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(b) exclude voluntary prepayments and the effects thereof; and (c) amortize, prorate, allocate and spread, in equal or unequal parts, the total amount of interest throughout the entire contemplated term of the Indebtedness represented by this Note so that interest for the entire term does not exceed the Maximum Rate.

WAIVERS. Each Borrower and each guarantor of this Note hereby waives demand, presentment for payment, protest, notice of protest, notice of nonpayment, notice of acceleration and notice of intent to accelerate, and all pleas of division and discussion, and agrees that its obligation and liabilities to Lender hereunder shall be on a "solidary" or "joint and several" basis. Each Borrower and each guarantor further severally agrees that discharge or release of any party who is or may be liable to Lender for the Indebtedness represented hereby, or the release of any collateral directly or indirectly securing repayment hereof, shall not have the effect of release any other party or parties, who shall remain liable to Lender or of releasing any other collateral that is not expressly released by Lender. Each Borrower and each guarantor additionally agrees that Lender's acceptance of payment other than in accordance with the terms of this Note, or Lender's subsequent agreement to extend or modify such repayment terms, or Lender's failure or delay in exercising any rights or remedies granted to Lender, shall likewise not have the effect of releasing any Borrower or any other party or parties from their respective obligations to Lender, or of releasing any collateral that directly or indirectly secures repayment hereof. In addition, any failure or delay on the part of Lender to exercise any of the rights and remedies granted to Lender shall not have the effect of waiving any of Lender's rights and remedies. Any partial exercise of any rights and/or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being each Borrower's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Each Borrower and each guarantor further agrees that, should any default event occur or exist under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing.
A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default.

SUCCESSORS AND ASSIGNS LIABLE. Each Borrower's and each guarantor's obligations and agreements under this Note shall be binding upon each Borrower's and each guarantor's respective successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Note shall inure to the benefit of Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

CAPTION HEADINGS. Caption headings of the sections of this Note are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Note, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

SEVERABILITY. If any provision of this Note is held to be invalid, illegal or unenforceable by any court, that provision shall be deleted from this Note and the balance of this Note shall be interpreted as if the deleted provision never existed.

PRIOR TO SIGNING THIS NOTE, EACH BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. LENDER AND BORROWERS HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR ANY BORROWER AGAINST THE OTHER.





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
AMENDMENT. This Note is given in amendment, restatement, and modification, but not in extinguishment or novation of, that certain Promissory Note dated October 6, 1997 in the original principal amount of $25,000,000.00 executed by the Borrowers and Search Funding II, Inc. and payable to the order of the Lender.

                                     BORROWERS:


                                     SEARCH FINANCIAL SERVICES
                                       HOLDING COMPANY
                                     SEARCH FINANCIAL SERVICES
                                       OF FLORIDA, INC.
                                     SEARCH FINANCIAL SERVICES
                                       OF GEORGIA, INC.
                                     SEARCH FINANCIAL SERVICES
                                       OF LOUISIANA, INC.
                                     SEARCH FINANCIAL SERVICES
                                       OF OKLAHOMA, INC.
                                     SEARCH FINANCIAL SERVICES
                                       OF PUERTO RICO, INC.
                                     SEARCH FINANCIAL SERVICES
                                       OF TENNESSEE, INC.
                                     SEARCH FINANCIAL SERVICES
                                       OF TEXAS, INC.



                                     By:             /s/ Robert D. Idzi
                                              ----------------------------------
                                              Robert D. Idzi
                                              President of each entity





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